UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023 (April 21, 2023)

Landcadia Holdings IV, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40283	86-1889525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 850-1010

 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	LCAHU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LCA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed on April 3, 2023 and Amendment No. 1 filed on April 20, 2023 by Landcadia Holdings IV, Inc. (the “Company”) with the Securities Exchange Commission, the Company had determined that it required additional time to complete its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) and expected to receive a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1).

The Company received such notice (the “Non-Compliance Letter”) on April 21, 2023, which had no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market. Pursuant to the letter, the Company had until June 20, 2023 (60 calendar days from the date of the Non-Compliance Letter) to submit a plan to regain compliance with Nasdaq’s filing requirements for continued listing, upon the acceptance of which Nasdaq may grant an extension of up to 180 days from the due date of the 2022 Form 10-K, or until October 18, 2023, for the Company to regain compliance with Nasdaq’s filing requirements for continued listing.

On April 25, 2023, the Company filed the 2022 Form 10-K. On April 26, 2023, the Company received a letter from Nasdaq stating, that based on the Company’s filing of the 2022 Form 10-K, Nasdaq has determined that the Company now complies with the filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1).

Separately, as previously disclosed on April 7, 2023, the Company is not in compliance with the Market Value of Listed Securities standard for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). The Company continues to evaluate available options to regain compliance with the Nasdaq continued listing standards. The Company has until September 25, 2023, to regain compliance, although there can be no assurance that it will be able to do so.

Forward-Looking Statements

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the 2022 Form 10-K, the Company’s subsequent Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS IV, INC.

By:	/s/ Tilman J. Fertitta
	Name:	Tilman J. Fertitta
	Title:	Chief Executive Officer

Date: April 27, 2023